Borealis Foods’ CEO Reza Soltanzadeh Issues Letter to Shareholders;
Highlights Continued Gross Margin Expansion and Expectation for Stronger Second Half of 2024

New York, NY, August 15, 2024 – Borealis Foods Inc. ("Borealis" or the "Company") (Nasdaq: BRLS), a pioneering food tech company dedicated to crafting premium-quality, nutritious food solutions accessible to all, today announced that CEO Reza Soltanzadeh has issued a letter to shareholders discussing second quarter financial results and the Company’s strategic developments.

Dear Fellow Shareholders:

We continued to make steady progress during the second quarter and while our reported results included some important accomplishments, the real excitement lies in the transformative work happening behind the scenes as we laid critical groundwork for advancing our goal of being a leading, innovative food-tech company with accelerating sales in the second half of 2024 and beyond.
Here’s a glimpse of the progress we’re making:
•Continued margin improvement – We reported second quarter gross margin of 7.9%, marking the third consecutive quarter of positive margins and reflecting an expansion of margins from the first quarter and an improvement in gross profit dollars of 24% from the year-ago quarter. To be successful, it is imperative that we continue to expand margins. During the quarter we were faced with intense price and promotion activity from our competitors in the value ramen category. We responded by accelerating our longer-term strategy of pivoting to our higher margin products, led by our flagship Chef Woo brand, which saw shipments increase over 5x from the year ago quarter. This strategic decision enabled us to continue our margin expansion and we intend to continue working hard to maximize our margins. Stay tuned as we continue to optimize our product lineup and introduce groundbreaking offerings to the market

•Stronger second half ahead – Historically, the soup market heats up with the arrival of fall, and this year is poised to be no different. We’re strategically positioned to capitalize on this seasonal surge with a revamped sales mix and expanded product lines. Our efforts to increase our distribution channels give me optimism that we are on a path to deliver a combination of growing sales and expanded margins.

•Distribution expansion & plant utilization – Our efforts to broaden our distribution network are paying off. New agreements are bringing Borealis products to a wider range of retailers and distribution channels, including food service and humanitarian food programs. We’re also forming strategic partnerships with major multinational food companies and look forward to sharing more about these developments. Additionally, our institutional channel sales, especially with schools across the U.S., are set to ramp up this fall. We’ve already begun shipping to schools in 20 states, and this expansion is driving improved plant utilization and cost absorption, further boosting our margins.

•Gordon Ramsay, Borealis Brand Ambassador & investor – We’re thrilled to have culinary superstar Chef Ramsay as our Brand Ambassador and shareholder. His latest creations are sure to dazzle ramen aficionados and set new standards in the industry. We can’t wait to unveil these exciting new flavors and expect to see them hit store shelves this fall.

In summary, we have a lot to be excited about, especially as our much-anticipated second half is now at hand. During the last few months, we have accomplished a tremendous amount and I look forward to being able to share those initiatives with our fellow shareholders soon. Our vision is to be a leading innovative food tech company that creates a range of products that advance our mission of fighting malnutrition. We’re still very much in the early stages of our journey and hope to share more news on all we’ve been working on very soon.

In addition to executing on the many pieces of our strategic plan, we are also highly focused on resolving the going concern issue that was contained in reference to the financial statements in our recent SEC filings, and are making solid progress on this front. We are enthusiastic about Borealis’ growth strategy and outlook, and I look forward to reporting on Borealis Foods’ continued developments.

In Good Health,
Reza
Reza Soltanzadeh
CEO
Borealis Foods Inc.

About Borealis
Borealis is an innovative food technology company with a mission to address global food security challenges through its research and development of tasty, highly nutritious and functional food products that are both affordable and sustainable. The Company's focus on affordability and sustainability reflects its commitment to making a positive impact on both human life and the planet. Borealis distributes its food products throughout the United States, Canada, Mexico and recently began distributing its products in Europe.

Forward Looking Statements
Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the and future financial condition and performance of Borealis, and the expected financial impacts of the Business Combination (including future revenue and pro forma enterprise value), markets, and expected future growth and market opportunities. Forward-looking statements generally relate to management's current expectations, hopes, beliefs, intentions, strategies, plans, objections or projections about future events or Borealis' future financial condition or operating performance. When used in this press release, the words "estimates," "projected," "expect," "anticipate," "forecasts," "plans," "intend," "believe," "seek," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.
These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors are detailed in the Company's periodic and current reports filed with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in the Company’s Form 10-Q for the quarter ended March 31, 2024 and its Form 8-K/A filed with the Securities and Exchange Commission on April 15, 2024. As such, readers are cautioned not to place undue reliance on any forward-looking statements and readers should not rely on these forward-looking statements as predictions of future events.
Forward-looking statements are based upon estimates and assumptions that, while considered reasonable by management of Borealis, are inherently uncertain. Factors that may cause actual result to differ from current expectations include, but are not limited to: financial and operating performance; changes to existing applicable laws or regulations; the possibility that Borealis or the combined company may be adversely affected by economic, business, or competitive factors; Borealis' estimates of revenue, expenses, operating costs and profitability; the evolution of the markets in which Borealis competes and Borealis' ability to enter new markets effectively; and the ability of Borealis to implement its strategic initiatives and continue to innovate its existing services.
Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements and Borealis assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.
Contacts
Investors:
Jeremy Hellman
Vice President
The Equity Group
jhellman@equityny.com
(212) 836-9626

Media:
Henry Wong
Chief Marketing Officer
Borealis Foods
hwong@borealisfoods.com
(905) 278-2200